Q3 2015 Earnings Release
Published October 26, 2015 (Earnings Conference Call October 27, 2015)
Lawrence Dewey, Chairman, President & Chief Executive Officer
David Graziosi, Executive Vice President & Chief Financial Officer
Exhibit 99.1

Safe Harbor Statement
The
following
information
contains,
or
may
be
deemed
to
contain,
“forward-looking
statements”
(as
defined
in
the
U.S.
Private
Securities
Litigation
Reform
Act
of
1995).
The
words
“believe,”
“expect,”
“anticipate,”
“intend,”
“estimate”
and
other
expressions
that
are
predictions
of
or
indicate
future
events
and
trends
and
that
do
not
relate
to
historical
matters
identify
forward-looking
statements.
You
should
not
place
undue
reliance
on
these
forward-looking
statements.
Although
forward-looking
statements
reflect
management’s
good
faith
beliefs,
reliance
should
not
be
placed
on
forward-looking
statements
because
they
involve
known
and
unknown
risks,
uncertainties
and
other
factors,
which
may
cause
the
actual
results,
performance
or
achievements
to
differ
materially
from
anticipated
future
results,
performance
or
achievements
expressed
or
implied
by
such
forward-looking
statements.
Forward-looking
statements
speak
only
as
of
the
date
the
statements
are
made.
We
undertake
no
obligation
to
publicly
update
or
revise
any
forward-looking
statement,
whether
as
a
result
of
new
information,
future
events,
changed
circumstances
or
otherwise.
These
forward-looking
statements
are
subject
to
numerous
risks
and
uncertainties,
including,
but
not
limited
to:
our
participation
in
markets
that
are
competitive;
the
highly
cyclical
industries
in
which
certain
of
our
end
users
operate;
the
failure
of
markets
outside
North
America
to
increase
adoption
of
fully-automatic
transmissions;
risks
related
to
our
substantial
indebtedness;
the
concentration
of
our
net
sales
in
our
top
five
customers
and
the
loss
of
any
one
of
these;
future
reductions
or
changes
in
government
subsidies
and
other
external
factors
impacting
demand
for
hybrid
vehicles;
U.S.
defense
spending;
general
economic
and
industry
conditions;
the
discovery
of
defects
in
our
products,
resulting
in
delays
in
new
model
launches,
recall
campaigns
and/or
increased
warranty
costs
and
reduction
in
future
sales
or
damage
to
our
brand
and
reputation;
our
ability
to
prepare
for,
respond
to
and
successfully
achieve
our
objectives
relating
to
technological
and
market
developments
and
changing
customer
needs;
risks
associated
with
our
international
operations;
and
labor
strikes,
work
stoppages
or
similar
labor
disputes,
which
could
significantly
disrupt
our
operations
or
those
of
our
principal
customers.
Allison
Transmission
cannot
assure
you
that
the
assumptions
made
in
preparing
any
of
the
forward-
looking
statements
will
prove
accurate
or
that
any
long-term
financial
goals
will
be
realized.
All
forward-looking
statements
included
in
this
presentation
speak
only
as
of
the
date
made,
and
Allison
Transmission
undertakes
no
obligation
to
update
or
revise
publicly
any
such
forward-looking
statements,
whether
as
a
result
of
new
information,
future
events,
or
otherwise.
In
particular,
Allison
Transmission
cautions
you
not
to
place
undue
weight
on
certain
forward-looking
statements
pertaining
to
potential
growth
opportunities,
long-term
financial
goals
or
the
value
we
currently
ascribe
to
certain
tax
attributes
set
forth
herein.
Actual
results
may
vary
significantly
from
these
statements.
Allison
Transmission’s
business
is
subject
to
numerous
risks
and
uncertainties,
which
may
cause
future
results
of
operations
to
vary
significantly
from
those
presented
herein.
Important
factors
that
could
cause
actual
results
to
differ
materially
are
discussed
in
Allison
Transmission’s
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2014.

Non-GAAP Financial Information
We
use
Adjusted
net
income,
Adjusted
EBITDA,
Adjusted
EBITDA
excluding
technology-related
license
expenses,
Adjusted
EBITDA
margin,
Adjusted
EBITDA
margin
excluding
technology-related
license
expenses,
adjusted
free
cash
flow
and
free
cash
flow
to
evaluate
our
performance
relative
to
that
of
our
peers.
In
addition,
the
Senior
Secured
Credit
Facility
has
certain
covenants
that
incorporate
Adjusted
EBITDA.
However,
Adjusted
net
income,
Adjusted
EBITDA,
Adjusted
EBITDA
excluding
technology-related
license
expenses,
Adjusted
EBITDA
margin,
Adjusted
EBITDA
margin
excluding
technology-related
license
expenses,
adjusted
free
cash
flow
and
free
cash
flow
are
not
measurements
of
financial
performance
under
GAAP,
and
these
metrics
may
not
be
comparable
to
similarly
titled
measures
of
other
companies.
Adjusted
net
income
is
calculated
as
the
sum
of
net
income,
interest
expense,
net,
income
tax
expense
(benefit),
trade
name
impairment
and
amortization
of
intangible
assets,
less
cash
interest,
net
and
cash
income
taxes,
and
adjusted
for
certain
non-recurring
items.
Adjusted
EBITDA
is
calculated
as
the
sum
of
Adjusted
net
income,
cash
interest,
net,
cash
income
taxes,
depreciation
of
property,
plant
and
equipment
and
other
adjustments
as
defined
by
the
Senior
Secured
Credit
Facility
and
as
further
described
below.
Adjusted
EBITDA
excluding
technology-related
license
expenses
is
calculated
as
Adjusted
EBITDA
less
technology-related
license
expenses.
Adjusted
EBITDA
margin
is
calculated
as
Adjusted
EBITDA
divided
by
net
sales.
Adjusted
EBITDA
margin
excluding
technology-related
license
expenses
is
calculated
as
Adjusted
EBITDA
excluding
technology-related
license
expenses
divided
by
net
sales.
Free
cash
flow
is
calculated
as
net
cash
provided
by
operating
activities
less
capital
expenditures.
Adjusted
free
cash
flow
is
free
cash
flow
adjusted
for
non-
recurring
items.
We
use
Adjusted
net
income
to
measure
our
overall
profitability
because
it
better
reflects
our
cash
flow
generation
by
capturing
the
actual
cash
interest
paid
and
cash
taxes
paid
rather
than
our
interest
expense
and
tax
expense
as
calculated
under
GAAP
and
excludes
the
impact
of
the
non-cash
annual
amortization
of
certain
intangible
assets
that
were
created
at
the
time
of
the
Acquisition
Transaction.
We
use
Adjusted
EBITDA,
Adjusted
EBITDA
excluding
technology-related
license
expenses,
Adjusted
EBITDA
margin
and
Adjusted
EBITDA
margin
excluding
technology-related
license
expenses
to
evaluate
and
control
our
cash
operating
costs
and
to
measure
our
operating
profitability.
We
use
adjusted
free
cash
flow
and
free
cash
flow
to
evaluate
the
amount
of
cash
generated
by
the
business
that,
after
the
capital
investment
needed
to
maintain
and
grow
our
business,
can
be
used
for
strategic
opportunities,
including
investing
in
our
business
and
strengthening
our
balance
sheet.
We
believe
the
presentation
of
Adjusted
net
income,
Adjusted
EBITDA,
Adjusted
EBITDA
excluding
technology-related
license
expenses,
Adjusted
EBITDA
margin,
Adjusted
EBITDA
margin
excluding
technology-related
license
expenses
and
adjusted
free
cash
flow
enhances
our
investors'
overall
understanding
of
the
financial
performance
and
cash
flow
of
our
business.
You
should
not
consider
Adjusted
net
income,
Adjusted
EBITDA,
Adjusted
EBITDA
excluding
technology-related
license
expenses,
Adjusted
EBITDA
margin,
Adjusted
EBITDA
margin
excluding
technology-related
license
expenses,
adjusted
free
cash
flow
and
free
cash
flow
as
an
alternative
to
net
income,
determined
in
accordance
with
GAAP,
as
an
indicator
of
operating
performance,
or
as
an
alternative
to
net
cash
provided
by
operating
activities,
determined
in
accordance
with
GAAP,
as
an
indicator
of
Allison’s
cash
flow.

4 Call Agenda Q3 2015 Performance Full Year 2015 Guidance Update

Q3 2015 Performance Summary
($ in millions)
Q3 2015
Q3 2014
% Variance
Net Sales
$493
$553
-10.9%
Gross
Margin %
47.9%
46.9%
+100 bps
Adjusted Net Income
(1)
$123
$138
-10.6%
Adjusted Free
Cash Flow
(1)
$142
$164
-13.8%
Commentary
Net
Sales:
the
decrease
was
principally
driven
by
lower
demand
in
the
global
Off-Highway
end
markets
partially
offset
by
higher
demand
in
the
North
America
On-Highway
end
market
and
price
increases
on
certain
products.
Gross
Margin:
the
increase
was
principally
driven
by
price
increases
on
certain
products
and
favorable
material
costs.
Adjusted
Net
Income:
the
decrease
was
principally
driven
by
decreased
sales
volume
and
unfavorable
product
warranty
adjustments
partially
offset
by
price
increases
on
certain
products,
favorable
material
costs,
lower
incentive
and
stock
based
compensation
expense,
reduced
global
commercial
spending
activities
and
decreased
cash
interest
expense.
Adjusted
Free
Cash
Flow:
the
decrease
was
principally
driven
by
decreased
net
cash
provided
by
operating
activities
and
decreased
excess
tax
benefit
from
stock-based
compensation.
(1)
See Appendix for a reconciliation of Adjusted Net Income and Adjusted Free Cash Flow.

Q3 2015 Sales Performance
($ in millions)
End
Markets
Q3 2015
Q3 2014
% Variance
Commentary
North
America
On-Hwy
$262
$256
2%
Principally
driven
by
higher
demand
for
Highway
Series
models
North America Hybrid-
Propulsion
Systems for
Transit
Bus
$12
$23
(48%)
Principally
driven
by
lower
demand
due
to
engine
emissions
improvements
and
non-hybrid
alternatives
that
generally
require
a
fully-automatic
transmission
(e.g.
xNG)
North
America Off-Hwy
$12
$30
(60%)
Principally
driven
by
lower
demand
from
hydraulic
fracturing
applications
Defense
$34
$35
(3%)
Principally
driven
by
reductions
in
U.S.
defense
spending
to
longer
term
averages
experienced
during
periods
without
active
conflicts
Outside North America
On-Hwy
$67
$73
(8%)
Principally
driven
by
lower
demand
in
China
partially
offset
by
higher
demand
in
Europe
Outside
North America
Off-Hwy
$4
$18
(78%)
Principally
driven
by
lower
demand
in
the
energy
sector
Service
Parts, Support
Equipment & Other
$102
$118
(14%)
Principally
driven
by
lower
demand
for
North
America
service
parts
Total
$493
$553
(11%)

Q3 2015 Financial Performance
Q3 2015
Q3
2014
$ Var
% Var
Commentary
Net
Sales
$493.0
$553.3
($60.3)
(10.9%)
Decrease
principally driven by lower demand in the global Off-
Highway end markets partially offset by higher demand in the
North America On-Highway end market and price increases on
certain products
Cost of Sales
$256.9
$294.0
$37.1
12.6%
Gross Profit
$236.1
$259.3
($23.2)
(8.9%)
Decrease
principally
driven by decreased sales volume partially
offset by price increases on certain products, favorable material costs and lower incentive compensation expense
Operating Expenses
Selling, General and Administrative Expenses
$86.6
$87.5
$0.9
1.0%
Decrease
principally
driven
by
lower
incentive
and
stock
based
compensation, and reduced global commercial spending
activities partially offset by unfavorable product warranty
adjustments
Engineering
–
Research
and
Development
$23.6
$24.5
$0.9
3.7%
Decrease principally driven by lower incentive compensation
Environmental Remediation
$14.0
$0.0
($14.0)
N/A
Pursuant to the 2007 asset purchase agreement with General
Motors
Total Operating
Expenses
$124.2
$112.0
($12.2)
(10.9%)
Operating Income
$111.9
$147.3
($35.4)
(24.0%)
Interest Expense, net
($33.7)
($29.3)
($4.4)
(15.0%)
Increase
principally driven by unfavorable mark-to-market
adjustments for LIBOR swaps partially offset by debt repayments and refinancing and the expiration of certain LIBOR swaps
Other Expense, net
($4.4)
($1.7)
($2.7)
(158.8%)
Income Before Income Taxes
$73.8
$116.3
($42.5)
(36.5%)
Income Tax Expense
($27.3)
($47.5)
$20.2
42.5%
Decrease in the effective tax rate is principally driven by the change
in discrete activity
Net
Income
$46.5
$68.8
($22.3)
(32.4%)
Diluted Earnings Per Share
$0.27
$0.38
($0.11)
(28.9%)
Q3 2015: 175.0M
shares;  Q3 2014: 180.9M shares
Adjusted
Net
Income
(1)
$122.9
$137.5
($14.6)
(10.6%)
Adjusted
EBITDA
(1)
$174.1
$201.8
($27.7)
(13.7%)
Adjusted EBITDA excluding technology-related
license
expenses
(1)
$174.3
$201.8
($27.5)
(13.6%)
(1)
See Appendix for a reconciliation from Net Income.
($ in millions, except share data)

Q3 2015 Cash Flow Performance
(1)
See Appendix for a reconciliation of Adjusted Free Cash Flow.
(2)
Operating
Working
Capital
=
A/R
+
Inventory
–
A/P.
($ in millions)
Q3 2015
Q3 2014
$ Variance
%
Variance
Commentary
Net Cash Provided by
Operating
Activities
$156
$174
($18)
(10.2%)
Principally driven by decreased sales
volume partially offset by price
increases on certain products,
favorable material costs, reduced
global commercial spending activities,
decreased cash interest expense and
reduced  excess tax benefit from
stock-based compensation
CapEx
$15
$15
$0
2.0%
In
line with prior period
Adjusted Free Cash
Flow
(1)
$142
$164
($22)
(13.8%)
Principally driven by decreased
net
cash provided by operating activities
and  reduced excess tax benefit from
stock-based compensation
($ in millions)
Q3 2015
Q3 2014
$ Variance
%
Variance
Commentary
Operating Working
Capital
(2)
Percentage
of LTM Sales
11.6%
10.5%
N/A
110 bps
Principally
driven by reduced Accounts
Payable due to payment timing
Cash Paid for Interest
$22
$35
($13)
(37.2%)
Principally driven by expiration of
certain
LIBOR swaps, and debt
repayments and refinancing
Cash Paid for Income
Taxes
$1
$0
$1
175%
In line with prior period

Full Year 2015 Guidance Update
Guidance
Commentary
Net Sales Change from 2014
(6) to (8)
percent
Guidance
reflects
the
elevated
level
of
uncertainty
and
a
dearth
of
near-term
visibility
in
the
global
Off-Highway
and
Service
Parts,
Support
Equipment
&
Other
end
markets
Adjusted EBITDA Margin
34.75 to 35.75
percent
Principally
driven
by
Net
Sales
and
the
execution
of
several
initiatives
to
align
costs
and
programs
across
our
business
with
challenging
end
markets
demand
conditions
Adjusted Free Cash Flow ($ in millions)
$470 to $500
$2.65
to
$2.80
per
diluted
share
CapEx
($ in millions)
Maintenance
New Product Programs
$60 to $65
$0 to $5
Subject
to
timely
completion
of
development
and
sourcing
milestones
Cash
Income Taxes ($ in millions)
$10 to $15
U.S.
income
tax
shield
and
net
operating
loss
utilization

10 APPENDIX Non-GAAP Financial Information

Non-GAAP Reconciliations
(1 of 2)
$ in millions, Unaudited
Last twelve
months ended
September 30,
2010
2011
2012
2013
2014
2014
2015
2015
Net income
$29.6
$103.0
$514.2
$165.4
$228.6
$68.8
$46.5
$219.8
plus:
Interest expense, net
277.5
217.3
151.2
132.9
138.4
29.3
33.7
131.1
Cash interest expense, net
(239.1)
(208.6)
(167.3)
(159.2)
(140.0)
(34.7)
(21.8)
(112.1)
Income tax expense (benefit)
53.7
47.6
(298.0)
100.7
139.5
47.5
27.3
127.1
Cash income taxes
(2.2)
(5.8)
(10.7)
(3.8)
(5.0)
(0.4)
(1.1)
(6.5)
Fee to terminate services agreement with Sponsors
—
—
16.0
—
—
—
—
—
Technology-related investment expenses
—
—
14.4
5.0
2.0
2.0
—
—
Public offering expenses
—
—
6.1
1.6
1.4
0.3
—
—
Impairments
—
—
—
—
15.4
—
—
16.7
Environmental Remediation
—
—
—
—
—
—
14.0
14.0
Amortization of intangible assets
154.2
151.9
150.0
105.3
98.8
24.7
24.3
97.6
Adjusted net income
$273.7
$305.4
$375.9
$347.9
$479.1
$137.5
$122.9
$487.7
Cash interest expense
239.1
208.6
167.3
159.2
140.0
34.7
21.8
112.1
Cash income taxes
2.2
5.8
10.7
3.8
5.0
0.4
1.1
6.5
Depreciation of property, plant and equipment
99.6
103.8
102.5
98.7
93.8
23.6
22.4
88.6
(Gain)/loss on redemptions and repayments of long-term debt
(3.3)
16.0
22.1
0.8
0.5
0.3
—
0.4
Dual power inverter module extended coverage
(1.9)
—
9.4
(2.4)
1.0
—
(0.3)
(1.1)
UAW Local 933 signing bonus
—
—
8.8
—
—
—
—
—
Benefit plan re-measurement
—
—
2.3
—
—
—
—
—
Unrealized loss (gain) on commodity hedge contracts
0.3
6.5
(1.0)
1.5
(1.0)
(0.6)
0.7
1.4
Unrealized (gain) loss on foreign exchange
(0.2)
0.3
0.1
2.3
5.2
2.0
2.8
3.4
Premiums and expenses on tender offer and redemption of long-term debt
—
56.9
—
—
—
—
0.2
25.3
Restructuring charges
—
—
—
1.0
0.7
—
—
—
Reduction of supply contract liability
(3.4)
—
—
—
—
—
—
—
Other, net
(1)
10.9
8.6
7.0
13.8
14.7
3.9
2.5
10.7
Adjusted EBITDA
$617.0
$711.9
$705.1
$626.6
$739.0
$201.8
$174.1
$735.0
Adjusted EBITDA excluding technology-related license expenses
$617.0
$711.9
$717.1
$632.6
$745.1
$201.8
$174.3
$738.0
Net Sales
$1,926.3
$2,162.8
$2,141.8
$1,926.8
$2,127.4
$553.3
$493.0
$2,052.0
Adjusted EBITDA margin
32.0%
32.9%
32.9%
32.5%
34.7%
36.5%
35.3%
35.8%
Adjusted EBITDA margin excl technology-related license expenses
32.0%
32.9%
33.5%
32.8%
35.0%
36.5%
35.4%
36.0%
Three months ended
September 30,
For the year ended December 31,
(1)
Includes
charges
or
income
related
to
benefit
plan
adjustments,
employee
stock
compensation
expense,
service
fees
paid
to
Allison’s
Sponsors
and
an
adjustment
for
the
settlement
of
litigation
which
originated
with
the
Predecessor
but
was
assumed
by
the
Company
as
part
of
the
Acquisition
Transaction.
Adjusted Net Income and Adjusted EBITDA reconciliation

Non-GAAP Reconciliations
(2 of 2)
$ in millions, Unaudited
Last twelve
months ended
September 30,
2010
2011
2012
2013
2014
2014
2015
2015
Net Cash Provided by Operating Activities
$388.9
$469.2
$497.5
$453.5
$556.9
$174.0
$156.3
$530.9
(Deductions) or Additions:
Long-lived assets
(73.8)
(96.9)
(123.9)
(74.4)
(64.1)
(14.9)
(15.2)
(56.6)
Fee to terminate services agreement with Sponsors
—
—
16.0
—
—
—
—
—
Technology-related license expenses
—
—
12.0
6.0
6.1
—
0.2
3.0
Excess tax benefit from stock-based compensation
—
—
5.3
13.7
24.6
5.0
0.2
20.0
Adjusted Free Cash Flow
$315.1
$372.3
$406.9
$398.8
$523.5
$164.1
$141.5
$497.3
Net Sales
$1,926.3
$2,162.8
$2,141.8
$1,926.8
$2,127.4
$553.3
$493.0
$2,052.0
Adjusted Free Cash Flow (% to Net Sales)
16.4%
17.2%
19.0%
20.7%
24.6%
29.7%
28.7%
24.2%
Three months ended
September 30,
For the year ended December 31,
Adjusted Free Cash Flow reconciliation